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                               Collinson Road LLC
                           c/o Citco Trustees (Cayman)
                                     Limited
                                Commercial Centre
                               P.O. Box 31106 SMB
                                  Grand Cayman
                                 Cayman Islands
                               British West Indies

                                                                     May 1, 2000

Forest Glade International, Inc.
444 Victoria Street, Suite 370
Prince George
British Columbia, Canada V2L 2J7


Attention: President

         Re:   Forest Glade International, Inc. (the "Company").
               -------------------------------------------------

Gentlemen:

          Reference is made to the Convertible Debenture Purchase Agreement (the "Purchase Asreement"), of even date hereof, between the Company and the undersigned the "Purchasers"), pursuant to which the Company will issue and sell to the Purchasers an aggregate principal amount of $3,500,000 of the Company's 7% Convertible Debentures due May 1, 2003 (the "Initial Debentures") and Common Stock purchase warrants, each in the form of Exhibit D to the Purchase Agreement, pursuant to which the Purchasers shall have the right to acquire shares of Common Stock at an exercise price per share of 120% of the average closing bid price for the Common Stock for the five Trading Days immediately preceding the date of issuance (the "Initial Warrants"). All references in this letter to $ (dollars) shall be to US$ (United States dollars). Capitalized terms used and not otherwise defined in this letter that are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement. The Initial Warrants and the Initial Debentures are sometimes collectively referred to herein as the "Initial Securities."

          Each Purchaser hereby, severally and not jointly, commits, subject to and upon the terms and conditions hereof, to purchase from the Company, and the Company shall sell to the Purchasers (A) on the First Additional Closing Date (as defined herein): (i) the principal amount of the Company's 7% Convertible Debentures, due three years from the date of their issuance, set forth below such Purchaser's name on the signature page of this letter (the "First Additional Debentures")

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and (ii) additional warrants pursuant to which the holders thereof shall have the right at any time and from time to time thereafter through the fifth anniversary of the First Additional Closing Date to acquire a number of shares of Common Stock equal to 20% of the principal amount of the First Additional Debentures (the "First Additional Warrants" and together with the First Additional Debentures, the "First Additional Securities"), for an aggregate purchase price of $3,250,000 (the "First Additional Purchase Price") and (B) on the Second Additional Closing Date (as defined herein): (i) the principal amount of the Company's 7% Convertible Debentures, due three years from the date of their issuance, set forth below such Purchaser's name on the signature page of this letter (the "Second Additional Debentures" and together with the First Additional Debentures, the "Additional Debentures") and (ii) additional warrants pursuant to which the holders thereof shall have the right at any time and from time to time thereafter through the fifth anniversary of the Second Additional Closing Date to acquire a number of shares of Common Stock equal to 20% of the principal amount of the Second Additional Debentures (the "Second Additional Warrants" and together with the First Additional Warrants, the "Additional Warrants") (the Second Additional Debentures and the Second Additional Warrants are collectively, the "Second Additional Securities"), for an aggregate purchase price of $3,250,000 (the "Second Additional Purchase Price").

                   The commitment set forth in this letter is subject to the terms, conditions and qualifications set forth below.

                   1. Form of Additional Debentures. The Additional Debentures shall be identical to the Initial Debentures, mutatis mutandis, and shall rank pari passu with the Initial Debentures except that the Initial Conversion Price (as defined in the Initial Debentures) applicable to conversion of (i) the First Additional Debentures shall equal 120% of the average of the Per Share Market Values for the five Trading Days preceding the First Additional Closing Date and
(ii) the Second Additional Debentures shall equal 120% of the average of the Per Share Market Values for the five Trading Days preceding the First Additional Closing Date.

                   2. Form of Additional Warrants. The Additional Warrants shall be identical to the Initial Warrants, except that the Exercise Price (as defined in the Initial Warrants) applicable to (i) the First Additional Warrants, shall be equal to 120% of the average of the Per Share Market Values for the five Trading Days immediately preceding the First Additional Closing Date and (ii) the Second Additional Warrants, shall be equal to 120% of the average of the Per Share Market Values for the five Trading Days immediately preceding the Second Additional Closing Date.

                   3. First Additional Documentation. In order to effectuate a purchase and sale of the First Additional Securities, prior to their issuance, the Company and the Purchasers shall enter into the following agreements: (a) a convertible debenture purchase agreement substantially identical to the Purchase Agreement, mutatis mutandis and shall include updated Schedules (the "First Additional Purchase Agreement"), (b) a registration rights agreement substantially identical to the Registration Rights Agreement, mutatis mutandis and shall include updated Schedules (the "First Additional Registration Rights Agreement") and (c) a Pledge Agreement substantially identical to the Pledge Agreement, mutatis mutandis (the "First Additional Pledge Agreement" and together with the First Additional Purchase Agreement, the First Additional Registration Rights Agreement and


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the First Additional Warrants, collectively the "First Additional Transaction
Documents"). The Purchasers shall prepare the First Additional Transaction Documents.

                   4. Second Additional Documentation. In order to effectuate a purchase and sale of the Second Additional Securities, prior to their issuance, the Company and the Purchasers shall enter into the following agreements: (a) a convertible debenture purchase agreement substantially identical to the Purchase Agreement, mutatis mutandis and shall include updated Schedules (the "Second Additional Purchase Agreement"), (b) a registration rights agreement substantially identical to the Registration Rights Agreement, mutatis mutandis and shall include updated Schedules (the "Second Additional Registration Rights Agreement") and (c) a Pledge Agreement substantially identical to the Pledge Agreement, mutatis mutandis (the "Second Additional Pledge Agreement" and together with the Second Additional Purchase Agreement, the Second Additional Registration Rights Agreement and the Second Additional Warrants, collectively the "Second Additional Transaction Documents"). The Purchasers shall prepare the Second Additional Transaction Documents.

                   5. The First Additional Closing. (i) Subject to the terms and conditions set forth in this letter, the Purchasers and the Company shall each have the right to deliver a written notice to the other (the "First Additional Financing Notice") requiring such other party to either sell or buy (severally and not jointly), as the case may be, the First Additional Securities for the First Additional Purchase Price. The First Additional Financing Notice may be delivered no earlier than 120 days following the date the Underlying Shares Registration Statement is declared effective by the Commission (such date of effectiveness, the "First Target Date"), provided, that such 120th day following the First Target Date shall at the Purchasers' option be extended for the number of days during which the prospectus included in the Underlying Shares Registration Statement may not be used by the Purchasers for the resale of Registrable Securities (as defined in the Registration Rights Agreement), and no later than the 200th day following the Target Date (plus such additional days) described in the immediately preceding clause of that sentence or as otherwise agreed to by the parties hereto. The closing of the purchase and sale of the First Additional Securities (the "First Additional Closing") shall take place at the offices of Robinson Silverman, 1290 Avenue of the Americas, New York, New York 10104, on the fifth (5th) Business Day after the First Additional Financing Notice is received by the Purchasers or the Company, as the case may be, or on such other date as otherwise agreed to by the parties hereto; provided, that in no case shall the First Additional Closing take place unless and until all of the conditions listed in Section 7 of this letter shall have been satisfied by the Company or waived by the Purchasers (it being understood that each Purchaser may elect to waive or enforce such conditions in its own discretion). The date of the First Additional Closing is hereinafter referred to as the ("First Additional Closing Date"). Notwithstanding anything to the contrary contained in this letter, each of the Purchasers may designate an Affiliate thereof to acquire the Additional Securities.

                            (ii) At the First Additional Closing, the parties
shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to (x) each Purchaser or its designated Affiliate: (1) the First Additional Debentures in the aggregate principal amount equal to such Purchasers's pro rata portion of the First Additional Purchase Price, registered in the name of such Purchaser or its designated Affiliate; (2) a First Additional Warrant registered in the name of such Purchaser or its designated Affiliate, entitling the holder thereof to purchase the aggregate number


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of shares of Common Stock set forth below such Purchaser's name on the signature page of this letter, (3) a legal opinion in form and substance acceptable to such Purchaser, and (4) executed First Additional Transaction Documents and the Transfer Agent Instructions relating to the First Additional Securities, and (y) Robinson Silverman, $10,000 as reimbursement of the legal fees and expenses incurred by the Purchasers to prepare the First Additional Transaction Documents and First Additional Debentures, which amount shall be deducted by the Purchasers from the First Additional Purchase Price and shall be paid directly to Robinson Silverman and (b) each Purchaser shall deliver to the Company (1) the pro rata portion of the First Additional Purchase Price, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the First Additional Closing Date and (2) the executed First Additional Transaction Documents.

                   6. The Second Additional Closing. (i) Subject to the terms and conditions set forth in this letter, the Purchasers and the Company shall each have the right to deliver a written notice to the other (the "Second Additional Financing Notice") requiring such other party to either sell or buy (severally and not jointly), as the case may be, the Second Additional Securities for the Second Additional Purchase Price. The Second Additional Financing Notice may be delivered (i) after the First Additional Closing Date and (ii) no earlier than 120 days following the date the registration statement meeting the requirements of the First Additional Registration Rights Agreement entered into with respect to the First Additional Securities (the "First Additional Securities Underlying Shares Registration Statement") is declared effective by the Commission (such date of effectiveness, the "Second Target Date"), provided, that such 120th day following the Second Target Date shall at the Purchasers' option be extended for the number of days during which the prospectus included in the First Additional Securities Underlying Shares Registration Statement may not be used by the Purchasers for the resale of registrable securities thereunder and no later than the 200th day following the Second Target Date (plus such additional days) described in the immediately preceding clause of that sentence or as otherwise agreed to by the parties hereto. The closing of the purchase and sale of the Second Additional Securities (the "Second Additional Closing") shall take place at the offices of Robinson Silverman, 1290 Avenue of the Americas, New York, New York 10104, on the fifth
(5th) Business Day after the Second Additional Financing Notice is received by the Purchasers or the Company, as the case may be, or on such other date as otherwise agreed to by the parties hereto; provided, that in no case shall the Second Additional Closing take place unless and until all of the conditions listed in Section 8 of this letter shall have been satisfied by the Company or waived by the Purchasers (it being understood that each Purchaser may elect to waive or enforce such conditions in its own discretion). The date of the Second Additional Closing is hereinafter referred to as the ("Second Additional Closing Date"). Notwithstanding anything to the contrary contained in this letter, each of the Purchasers may designate an Affiliate thereof to acquire the Additional Securities.

                            (ii) At the Second Additional Closing, the parties
shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to (x) each Purchaser or its designated Affiliate: (1) the Second Additional Debentures in the aggregate principal amount equal to such Purchasers's pro rata portion of the Second Additional Purchase Price, registered in the name of such Purchaser or its designated Affiliate; (2) a Second Additional Warrant registered in the name of such Purchaser or its designated Affiliate, entitling the holder thereof to purchase the aggregate number


                                      -4-
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of shares of Common Stock set forth below such Purchaser's name on the signature page of this letter, (3) a legal opinion in form and substance acceptable to such Purchaser, and (4) executed Second Additional Transaction Documents and the Transfer Agent Instructions relating to the Second Additional Securities, and
(y) Robinson Silverman, $10,000 as reimbursement of the legal fees and expenses incurred by the Purchasers to prepare the Second Additional Transaction
Documents and Second Additional Debentures, which amount shall be deducted by the Purchasers from the Second Additional Purchase Price and shall be paid directly to Robinson Silverman and (b) each Purchaser shall deliver to the Company (1) the pro rata portion of the Second Additional Purchase Price, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the Second Additional Closing Date and (2) the executed Second Additional
Transaction Documents.

                   7. Conditions precedent to the First Additional Closing. Notwithstanding anything to the contrary contained in this letter, the commitment of a Purchaser to acquire the First Additional Securities is subject to the satisfaction or waiver by the Purchasers of each of the following conditions:

                   (a) Closing of Initial Securities. The Closing of the purchase and sale of the Initial Securities shall have occurred;

                   (b) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained in the Purchase Agreement shall be true and correct as of the date when made and as of the First Additional Closing Date as though made on and as of the First Additional Closing Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date);

                   (c) Performance by the Company. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company between the Closing Date and the First Additional Closing Date and no Event (as defined in the Registration Rights Agreement) shall have occurred which has not been cured to the satisfaction of the Purchasers;

                   (d) Underlying Shares Registration Statement. The Underlying Shares Registration Statement shall have been declared effective under the Securities Act by the Commission and shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the Additional Closing Date.

                   (e) No Injunction. Since the Closing Date, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by the First Additional Transaction Documents or makes impracticable the transactions contemplated thereby;


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

                   (f) Adverse Changes. Since the Closing Date, no event or series of events which reasonably would be expected to have or result in a Material Adverse Effect shall have occurred;

                   (g) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the OTC (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company) at any time since the Closing Date;

                   (h) Listing of Common Stock. The Common Stock shall have been at all times since the Closing Date quoted on the OTC;

                   (i) Purchasers' Beneficial Ownership. The Purchasers shall not beneficially own in excess of 9.999% of the outstanding shares of Common Stock;

                   (j) Performance of Conversion/Exercise Obligations. The Company shall have timely complied with its conversion and delivery obligations under the Initial Securities and shall have timely complied with its exercise and delivery requirements under the Initial Warrants;

                   (k) Closing Threshold. For the ten (10) Trading Days immediately preceding the date of the Additional Financing Notice, the average daily trading volume of the Common Stock on the OTC shall be at least 150,000 shares and the average of the Per Share Market Value for such ten (10) Trading Day period shall be greater than $1.75 (subject to equitable adjustments for stock splits, recombinations and similar events);

          8. Conditions precedent to the Second Additional Closing. Notwithstanding anything to the contrary contained in this letter, the commitment of a Purchaser to acquire the Second Additional Securities is subject to the satisfaction or waiver by the Purchasers of each of the following conditions:

                   (a) Closing of First Additional Securities. The First Additional Closing shall have occurred;

                   (b) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained in the Purchase Agreement shall be true and correct as of the date when made and as of the Second Additional Closing Date as though made on and as of the Second Additional Closing Date;

                   (c) Performance by the Company. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents and the First Additional Closing Transaction Documents to be performed, satisfied or complied with by the Company between the Closing Date and the Second Additional Closing Date and no Event of Default (as defined in the Convertible Debenture) whether or not declared, shall have occurred with respect to the Initial Securities or the First Additional Securities;

                   (d) Registration Statements. The Underlying Shares Registration Statement and the First Additional Securities Underlying Share Registration Statement shall each have been


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

 declared effective under the Securities Act by the Commission and shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the Second Additional Closing Date;

                   (e) No Injunction. Since the Closing Date, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by the Second Additional Transaction Documents or makes impracticable the transactions contemplated thereby;

                   (f) Adverse Changes. Since the Closing Date, no event or series of events which reasonably would be expected to have or result in a Material Adverse Effect shall have occurred;

                   (g) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the OTC (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company) at any time since the Closing Date;

                   (h) Listing of Common Stock. The Common Stock shall have been at all times since the Closing Date quoted on the OTC;

                   (i) Purchasers' Beneficial Ownership. The Purchasers shall not beneficially own in excess of 9.999% of the outstanding shares of Common Stock;

                   (j) Performance of Conversion/Exercise Obligations. The Company shall have timely complied with its conversion and delivery obligations under the Initial Debentures and the First Additional Debentures and shall have timely complied with its exercise and delivery requirements under the Initial Warrants and the First Additional Warrants;

                   (k) Closing Threshold. For the ten (10) Trading Days immediately preceding the date of the Second Additional Financing Notice, the average daily trading volume of the Common Stock on the OTC shall be at least 150,000 shares and the average of the Per Share Market Value for such ten (10) Trading Day period shall be greater than $1.75 (subject to equitable adjustments for stock splits, recombinations and similar events);

          9. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of the other Purchaser hereunder, and neither Purchaser shall be responsible in any way for the performance of the obligations of the other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Additional Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this letter. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this


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letter or out of the Additional Transaction Documents, and it shall not be necessary for the other Purchaser to be joined as an additional party in any proceeding for such purpose.

          10. Governing Law. This letter shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          11. Execution. This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.


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          Please indicate your agreement with the foregoing by executing a countersigned copy of this letter and returning the same to our attention, whereupon effective immediately thereafter this letter shall become a legally valid and binding agreement among the Purchasers and the Company.

          We look forward to our continuing relationship.

                   Sincerely,

                   COLLINSON ROAD LLC


                   By:
                      ---------------------------
                      Name:
                      Title:

                   Principal Amount of First Additional Debentures    $3,250,000

                   Principal Amount of Second Additional Debentures   $3,250,000



Agreed and accepted
May 1, 2000

FOREST GLADE INTERNATIONAL, INC.


By:
   --------------------------
   Name:
   Title:


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